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                                                                    Exhibit 10.7


EDUCATIONAL CREDIT                                              HOLDER AGREEMENT
MANAGEMENT CORPORATION                                            FOR PAYMENT ON
                                                      GUARANTEE OF STUDENT LOANS
                                                        WITH FEDERAL REINSURANCE
                                           (for loans to students and parents of
                                                 students pursuant to the Higher
                                              Education Act of 1965, as amended)

WHEREAS, The First National Bank of Chicago, not in its individual capacity but solely as Eligible Lender Trustee on behalf of the KeyCorp Student Loan Trust 1999-A, pursuant to the Trust Agreement dated as of July 13, 1998, between Key Bank USA, National Association and the Eligible Lender Trustee, as the same may be amended, including by way of amendment and restatement, from time to time (the "Trust Agreement")

Located at One First National Plaza, Suite 0126, Chicago, Illinois 60670

(the "Holder") holds or wishes to acquire and hold guaranteed loans (the "Loans") made to students pursuing programs of higher or vocational education at eligible institutions, and to parents of such students, pursuant to the aforementioned federal legislation (the "Act"); and

WHEREAS, the Holder represents that it is an "eligible lender" under the provisions of the Act, the regulations issued under the Act and the Rules and Regulations and policies of the Educational Credit Management Corporation ("ECMC") as such policies may be implemented or amended;

WHEREAS, the guarantee on the Loans or the right to reinstate a previously issued guarantee of another entity has been transferred to ECMC by the United States Department of Education or by another Guaranty Agency under the Act; and

WHEREAS, ECMC, relying upon the Holder's representation that it qualifies as an eligible lender under the provisions of the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC, wishes to allow the acquisition and holding of the Loans by the Holder in accordance with the policy expressed in the Act.

NOW, THEREFORE, it is mutually agreed that:

1. Within such limits as may be set by it, ECMC agrees to honor any previously issued guarantee of the Loans by another entity or to reinstate a previously issued guarantee of the Loans by another entity, to the extent that the Loans are eligible for such guarantee under the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC, which Act, regulations, Rules and Regulations and policies, as they may be from time to time amended, are made part of this Agreement.

2.       ECMC agrees to purchase eligible Loans held by the Holder provided that
         (a) the Loans are in default (as defined by the Act, regulations, Rules and Regulations and policies identified above); (b) the Loans have been made in accordance with the Act, regulations, Rules and


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         Regulations and policies identified above; (c) the Holder has requested pre-claim assistance from ECMC or the prior guarantor as required by the Act, regulations, and the Rules and Regulations and policies of ECMC; (d) the Holder has otherwise exercised due diligence in the making, servicing, and collection of such loans; (e) with respect to any Loan, the Holder has not committed any act or omitted to do any act, the commission or omission of which would cause ECMC to lose its reinsurance pursuant to the Act with respect to such Loan; and
         (f) title to the promissory notes evidencing the Loans has been subrogated to ECMC by the Holder.

3. With respect to all Loans previously guaranteed by another entity, ECMC represents that it has negotiated an agreement with the Federal Government with respect to reinsurance pursuant to the Act and with respect to the maintenance of reserves for the purchase of Loans in default.

4. ECMC and the Holder agree that the guarantee previously issued by another entity on any Loan shall be effective for the term of the Loan determined in accordance with the Act, regulations, Rules and Regulations and policies identified above and beginning on the date of receipt by ECMC of the guarantee fee, if any is required, or, if no fee is required, beginning on the latter of the date of disbursement or on the date of reinstatement of the guarantee by ECMC.

5. The Holder, its agents and servicers, shall maintain for all Loans a system of records and accounts, shall afford ECMC access thereto, and shall furnish such periodic and separate reports as may reasonably be required by the U.S. Secretary of Education and ECMC under the Act, regulations, Rules and Regulations and policies identified above. For Loans paid in full or otherwise discharged, the records shall be retained by the Holder as required by the Act, regulations, Rules and Regulations, and policies identified above. This Section 5 shall survive the termination of this Agreement.

6. Holder shall promptly repurchase any Loan where the repurchase of such Loan is required in accordance with the Act, regulations, or Rules and Regulations and policies of ECMC. Holder agrees to repurchase the Loans if for any reason ECMC is denied reinsurance on said Loans or if said Loans are determined to be unenforceable. Holder shall indemnify and hold ECMC harmless from any and all losses including costs and attorneys' fees which ECMC may incur based upon Holder's failure to repurchase the Loans as provided herein. This Section 6 shall survive the termination of this Agreement.

7. ECMC and the Holder agree that this Agreement shall in no manner constitute an agreement by ECMC to issue new guarantees pursuant to the Act at any time for any Loans issued by the Holder, or for any Loans acquired by the Holder which were not so guaranteed prior to such acquisition.



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8.       This Agreement may be terminated by either party upon sixty (60) days written notice to the other party. The termination notice shall specify a termination date which shall not be sooner than sixty-five (65) days after the mailing of the termination notice. ECMC may, in addition and at its option, suspend or limit this Agreement in the manner provided for by ECMC Rules and Regulations. No limitation, suspension, or termination shall affect the guarantee on Loans previously covered by this Agreement.

9. This Agreement may be terminated by the United States Secretary of Education (the "Secretary") upon thirty (30) days advance written notice to Holder, pursuant to the provisions of 20 U.S.C. ss. 1072. No limitation, suspension, or termination shall affect the guarantee on Loans previously covered by this Agreement.

10. This Agreement may not be assigned by Holder without the express written consent of ECMC said consent shall not be unreasonably withheld by ECMC.

11. The laws of the State of Minnesota shall govern the validity, performance and enforcement of this Agreement.

12. ECMC agrees upon written request to furnish a copy of its most recent audited financial statements to any holder of record of Notes or Certificates (each as defined in the Trust Agreement) of KeyCorp Student Loan Trust 1999-A.




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IN WITNESS WHEREOF, the Holder and ECMC have caused this Agreement to be duly executed and delivered as of the 1st day of January, 1999.


                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                     not in its individual capacity, but
                                     solely as Eligible Lender Trustee
                                     on behalf of KeyCorp Student Loan
                                     Trust 1999-A


                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------

                                     Lender Code:      833220
                                     Federal Tax ID:   36-7111819


                                     EDUCATIONAL CREDIT MANAGEMENT CORPORATION


                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------




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